                                                                   EXHIBIT 23.2A

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Equity Residential Properties Trust for the registration of 7,000,000 common shares and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included or incorporated by reference in Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.

                                                             Date of
                                                             -------
           Financial Statements                         Auditor's Report                       Filing
           --------------------                         ----------------                       ------
Consolidated financial statements and              February 12, 1997 except            Annual Report on Form
schedule of Equity Residential Properties          for Note 19, as to which            10-K, as amended by
Trust at December 31, 1996 and for the             the date is March 20, 1997          Form 10-K/A
year then ended

Combined Statement of Revenue and Certain          August 15, 1997                     Current Report on
Expenses of the Ameritech Pension Trust                                                Form 8-K, dated
Probable Properties for the year ended                                                 September 17, 1997
December 31, 1996

Combined Statement  of Revenue and Certain         September 5, 1997                   Current Report on
Expenses of Paces on the Green and Paces                                               Form 8-K, dated
Station for the year ended December 31,                                                September 17, 1997
1996

Statement of Revenue and Certain Expenses          July 17, 1997                       Current Report on
of Cascade at Landmark for the year ended                                              Form 8-K dated August
December 31, 1996                                                                      15, 1997

Statement of Revenue and Certain Expenses          July 2, 1997                        Current Report on
of Sabal Palm Club (formerly known as                                                  Form 8-K dated August
Post Crossing (Pompano)) for the year                                                  15, 1997
ended December 31, 1996

Statement of Revenue and Certain Expenses          July 23, 1997                       Current Report on
of Wood Creek (Pleasant Hill) for the                                                  Form 8-K dated August
year ended December 31, 1996                                                           15, 1997

                                                             Date of
                                                             -------
           Financial Statements                         Auditor's Report                       Filing
           --------------------                         ----------------                       ------

Statement of Revenue and Certain Expenses               July 25, 1997                       Current Report on
of LaMirage for the year ended December                                                     Form 8-K dated August
31, 1996                                                                                    15, 1997

Statement of Revenue and Certain Expenses               May 16, 1997                        Current Report on
of Harborview for the year ended December                                                   Form 8-K dated
31, 1996                                                                                    May 20, 1997

Statement of Revenue and Certain Expenses               May 6, 1997                         Current Report on
of Trails at Dominion for the year ended                                                    Form 8-K dated
December 31, 1996                                                                           May 20, 1997

Statement of Revenue and Certain Expenses               May 7, 1997                         Current Report on
of Rincon for the year ended December 31,                                                   Form 8-K dated
1996                                                                                        May 20, 1997

Statement of Revenue and Certain Expenses               May 12, 1997                        Current Report on
of Waterford at the Lakes for the year                                                      Form 8-K dated
ended December 31, 1996                                                                     May 20, 1997

Statement of Revenue and Certain Expenses               May 16, 1997                        Current Report on
of Lincoln Harbour for the year ended                                                       Form 8-K dated
December 31, 1996                                                                           May 20, 1997

Combined Statement of Revenue and Certain               May 9, 1997                         Current Report on
Expenses of Knights Castle and Club at                                                      Form 8-K dated
the Green for the year ended December 31,                                                   May 20, 1997
1996

Combined Statements of Revenue and Certain              March 25, 1997                      Current Report on
Expenses of the Zell/Merrill Properties                                                     Form 8-K dated
for each of the three years in the period                                                   May 20, 1997
ended December 31, 1996


                                                             Date of
                                                             -------
           Financial Statements                         Auditor's Report                          Filing
           --------------------                         ----------------                          ------

Combined Statement of Revenue and Certain               May 17, 1996                        Current Report on Form
Expenses of the 1996 Acquired Properties                                                    8-K, as amended by Form
and Probable Properties for the year                                                        8-K/A, dated May 23,
ended December 31, 1995                                                                     1996

Combined Statement of Revenue and Certain               November 7, 1996                   Current Report on Form
Expenses for the 1996 Acquired Properties                                                  8-K, as amended by Form
for the year ended December 31, 1995                                                       8-K/A, dated
                                                                                           November 15, 1996

Consolidated financial statements and                   February 10, 1997 except           Form S-4/A dated April
schedule of Wellsford Residential                       for Note 13, as to which           25, 1997
Property Trust at December 31, 1996 and                 the date is February 28,
1995 and for each of the three years in                 1997
the period ended December 31, 1996


                                                             Ernst & Young LLP


Chicago, Illinois
October 27, 1997